EXHIBIT 31.2

                                  CERTIFICATION

I, Ellen Raidl, certify the following:

1.    I have reviewed  this annual  report on Form 10-KSB of Marmion  Industries
      Corp.;

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of Marmion Industries Corp. as of, and for, the periods presented in this annual report;

4. Marmion Industries Corp.'s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for Marmion Industries Corp. and we have done the following:

      a. designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Marmion Industries Corp., including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

      b. designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

      c. evaluated the effectiveness of Marmion Industries Corp.'s disclosure controls and procedures and presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

      d. disclosed in this annual report any change in Marmion Industries Corp.'s internal control over financial reporting that occurred during Marmion Industries Corp.'s fourth fiscal quarter that has materially affected, or is reasonably likely to materially affect, Marmion Industries Corp.'s internal control over financial reporting; and

5. Marmion Industries Corp.'s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Marmion Industries Corp.'s auditors and the audit committee of the Marmion Industries Corp.'s board of directors:

      a. all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Marmion Industries Corp.'s ability to record, process, summarize and report financial information; and

      b. any fraud, whether or not material, that involves management or other employees who have a significant role in Marmion Industries Corp.'s internal control over financial reporting.


April 14, 2006                                     /s/ Ellen Raidl
                                                   -----------------------------
                                                   Ellen Raidl
                                                   Treasurer
                                                  (Principal Financial Officer)